Exhibit 99.2

[Equitable Federal Savings Bank]

Dear Member:

The Board of Directors of Equitable Federal Savings Bank has voted unanimously in favor of a plan of reorganization and stock issuance to reorganize from a mutual savings bank into the mutual holding company form of organization. As part of this reorganization, Equitable Financial Corp., a stock holding company to be formed by Equitable Federal Savings Bank, is offering shares of its common stock to the public. After the offering, the public will own a minority of the shares of Equitable Financial Corp. and Equitable Financial MHC, a mutual holding company to be formed by Equitable Federal Savings Bank, will own a majority of the shares of Equitable Financial Corp.

As part of the offering and in furtherance of Equitable Federal Savings Bank’s long-standing commitment to its local community, Equitable Federal Savings Bank intends to establish and fund, through a contribution of cash and shares of our common stock, a charitable foundation to be known as Equitable Bank Charitable Foundation. The foundation will be dedicated to the promotion of charitable purposes within the communities in which Equitable Federal Savings Bank operates.

The Proxy Vote

To accomplish the reorganization and establish and fund the foundation, your participation is extremely important. On behalf of the Board, I ask that you help us meet our goal by reading the enclosed material and then casting your vote in favor of the plan of reorganization and in favor of the foundation and mailing your signed proxy card immediately in the enclosed              postage-paid envelope marked “PROXY RETURN.” If you have an IRA or other Qualified Retirement Plan account for which Equitable Federal Savings Bank acts as trustee and we do not receive a proxy from you, Equitable Federal Savings Bank, as trustee for such account, intends to vote in favor of the plan of reorganization and in favor of the foundation on your behalf. If you have more than one account, you may receive more than one proxy. Please vote by returning all proxy cards received.

Let me assure you that:

•	deposit accounts will continue to be federally insured after the reorganization to the same extent permitted by law;

•	existing deposit accounts and loans will not undergo any change as a result of the reorganization; and

•	voting for approval of either the plan of reorganization or the foundation will not obligate you to buy any shares of common stock.

The Stock Offering

As a qualifying account holder, you may also take advantage of your nontransferable rights to subscribe for shares of Equitable Financial common stock on a priority basis, before the stock is offered to the general public. The enclosed proxy statement and prospectus describe the stock offering and the operations of Equitable Federal Savings Bank. If you wish to purchase stock, please complete the stock order and certification form and mail it, along with full payment for the shares (or appropriate instructions authorizing withdrawal from a deposit account with Equitable Federal Savings Bank) to Equitable Federal Savings Bank in the enclosed YELLOW envelope marked “STOCK ORDER RETURN,” or return it to the main office of Equitable Federal Savings Bank. Your order must be physically received by Equitable Federal Savings Bank no later than 4:00 p.m., Central Time, on             day,              XX, 2005. Please read the prospectus carefully before making an investment decision.

If you wish to use funds in your IRA or Qualified Retirement Plan at Equitable Federal Savings Bank to subscribe for common stock, please be aware that federal law requires that such funds first be transferred to a self-directed retirement account with a trustee other than Equitable Federal Savings Bank. The transfer of such funds to a new trustee takes time, so please make arrangements as soon as possible.

If you have any questions after reading the enclosed material, please call our conversion center at (XXX) XXX-XXXX, Monday through Friday, between the hours of 10:00 a.m. and 4:00 p.m., Central Time.

Sincerely,

Richard L. Harbaugh
President and Chief Executive Officer

The shares of common stock offered in the reorganization are not savings accounts or deposits and are not insured or guaranteed by Equitable Federal Savings Bank, Equitable Financial MHC, Equitable Financial Corp., the Federal Deposit Insurance Corporation or any other government agency.

This is not an offer to sell or a solicitation of an offer to buy common stock. The offer is made only by the prospectus.

[Equitable Federal Savings Bank]

Dear Member:

The Board of Directors of Equitable Federal Savings Bank has voted unanimously in favor of a plan of reorganization and stock issuance to reorganize from a mutual savings bank into the mutual holding company form of organization. As part of this reorganization, Equitable Financial Corp., a stock holding company to be formed by Equitable Federal Savings Bank, is offering shares of its common stock to the public. After the offering, the public will own a minority of the shares of Equitable Financial Corp. and Equitable Financial MHC, a mutual holding company to be formed by Equitable Federal Savings Bank, will own a majority of the shares of Equitable Financial Corp.

As part of the offering and in furtherance of Equitable Federal Savings Bank’s long-standing commitment to its local community, Equitable Federal Savings Bank intends to establish and fund, through a contribution of cash and shares of our common stock, a charitable foundation to be known as Equitable Bank Charitable Foundation. The foundation will be dedicated to the promotion of charitable purposes within the communities in which Equitable Federal Savings Bank operates.

The Proxy Vote

To accomplish the reorganization and establish and fund the foundation, your participation is extremely important. On behalf of the Board, I ask that you help us meet our goal by reading the enclosed material and then casting your vote in favor of the plan of reorganization and in favor of the foundation and mailing your signed proxy card immediately in the enclosed postage-paid envelope marked “PROXY RETURN.” If you have an IRA or other Qualified Retirement Plan for which Equitable Federal Savings Bank acts as trustee and we do not receive a proxy from you, Equitable Federal Savings Bank, as trustee for such account, intends to vote in favor of the plan of reorganization and in favor of the foundation on your behalf. If you have more than one account, you may receive more than one proxy. Please vote by returning all proxy cards received.

If the plan of reorganization is approved, let me assure you that:

•	deposit accounts will continue to be federally insured after the reorganization to the same extent permitted by law;

•	existing deposit accounts and loans will not undergo any change as a result of the reorganization.

The Stock Offering

We regret that we are unable to offer you common stock in the offering because: (1) the laws of your state or jurisdiction require us to register either the to-be-issued common stock of Equitable Financial or an agent of Equitable Federal Savings Bank to solicit the sale of such stock; and (2) the number of eligible subscribers in your state or jurisdiction does not justify the expense of such registration.

If you have any questions after reading the enclosed material, please call our conversion center at (XXX) XXX-XXXX, Monday through Friday, between the hours of 10:00 a.m. and 4:00 p.m., Central Time.

Sincerely,

Richard L. Harbaugh
President and Chief Executive Officer

The shares of common stock offered in the reorganization are not savings accounts or deposits and are not insured or guaranteed by Equitable Federal Savings Bank, Equitable Financial MHC, Equitable Financial Corp., the Federal Deposit Insurance Corporation or any other government agency.

This is not an offer to sell or a solicitation of an offer to buy common stock. The offer is made only by the prospectus.

[Equitable Federal Savings Bank]

Dear Friend of Equitable Federal Savings Bank:

The Board of Directors of Equitable Federal Savings Bank has voted unanimously in favor of a plan of reorganization and stock issuance to reorganize from a mutual savings bank into the mutual holding company form of organization. As part of this reorganization, Equitable Financial Corp., a stock holding company to be formed by Equitable Federal Savings Bank, is offering shares of its common stock to the public. After the offering, the public will own a minority of the shares of Equitable Financial Corp. and Equitable Financial MHC, a mutual holding company to be formed by Equitable Federal Savings Bank, will own a majority of the shares of Equitable Financial Corp.

As part of the offering and in furtherance of Equitable Federal Savings Bank’s long-standing commitment to its local community, Equitable Federal Savings Bank intends to establish and fund, through a contribution of cash and shares of our common stock, a charitable foundation to be known as the Equitable Bank Charitable Foundation. The foundation will be dedicated to the promotion of charitable purposes within the communities in which Equitable Federal Savings Bank operates.

As a former account holder, you may take advantage of your nontransferable rights to subscribe for shares of Equitable Financial common stock on a priority basis, before the stock is offered to the general public. The enclosed prospectus describes the stock offering and the operations of Equitable Federal Savings Bank. If you wish to purchase stock, please complete the stock order and certification form and mail it, along with full payment for the shares (or appropriate instructions authorizing withdrawal from a deposit account with Equitable Federal Savings Bank) to Equitable Federal Savings Bank in the enclosed envelope marked “STOCK ORDER RETURN,” or return it to the main office of Equitable Federal Savings Bank. Your order must be physically received by Equitable Federal Savings Bank no later than 4:00 p.m., Central Time, on             day,                  , 2005. Please read the prospectus carefully before making an investment decision.

If you have any questions after reading the enclosed material, please call our conversion center at (XXX) XXX-XXXX, Monday through Friday, between the hours of 10:00 a.m. and 4:00 p.m., Central Time.

Sincerely,

Richard L. Harbaugh
President and Chief Executive Officer

The shares of common stock offered in the reorganization are not savings accounts or deposits and are not insured or guaranteed by Equitable Federal Savings Bank, Equitable Financial MHC, Equitable Financial Corp., the Federal Deposit Insurance Corporation or any other government agency.

This is not an offer to sell or a solicitation of an offer to buy common stock. The offer is made only by the prospectus.

[Equitable Financial Corp.]

Dear Potential Investor:

We are pleased to provide you with the enclosed material in connection with the stock offering by Equitable Financial Corp.

This information packet includes the following:

PROSPECTUS: This document provides detailed information about Equitable Federal Savings Bank’s operations and the proposed stock offering by Equitable Financial Corp. Please read it carefully prior to making an investment decision.

STOCK ORDER AND CERTIFICATION FORM: Use this form to subscribe for common stock and return it, together with full payment for the shares (or appropriate instructions authorizing withdrawal from a deposit account with Equitable Federal Savings Bank), to Equitable Federal Savings Bank in the enclosed envelope. Your order must be physically received by Equitable Federal Savings Bank no later than 4:00 p.m., Central Time, on             day,                  , 2005.

We are pleased to offer you this opportunity to become one of our charter shareholders. If you have any questions regarding the reorganization or the prospectus, please call our conversion center at (XXX) XXX-XXXX, Monday through Friday, between the hours of 10:00 a.m. and 4:00 p.m., Central Time.

Sincerely,

Richard L. Harbaugh
President and Chief Executive Officer

The shares of common stock offered in the reorganization are not savings accounts or deposits and are not insured or guaranteed by Equitable Federal Savings Bank, Equitable Financial MHC, Equitable Financial Corp., the Federal Deposit Insurance Corporation or any other government agency.

This is not an offer to sell or a solicitation of an offer to buy common stock. The offer is made only by the prospectus.

[Sandler O’Neill & Partners, L.P. Letterhead]

Dear Customer of Equitable Federal Savings Bank:

At the request of Equitable Federal Savings Bank, we have enclosed material regarding the offering of common stock of Equitable Financial Corp. in connection with the reorganization of Equitable Federal Savings Bank from a mutual savings bank into the mutual holding company form of organization. As part of this reorganization, Equitable Financial Corp., a stock holding company to be formed by Equitable Federal Savings Bank, is offering shares of its common stock to the public. After the offering, the public will own a minority of the shares of Equitable Financial Corp. and Equitable Financial MHC, a mutual holding company to be formed by Equitable Federal Savings Bank, will own a majority of the shares of Equitable Financial Corp.

We recommend that you read this material carefully. If you decide to subscribe for shares, you must return the properly completed and signed stock order and certification form, along with full payment for the shares (or appropriate instructions authorizing withdrawal from a deposit account with Equitable Federal Savings Bank) to Equitable Federal Savings Bank in the accompanying YELLOW envelope marked “STOCK ORDER RETURN.” Your order must be physically received by Equitable Federal Savings Bank no later than 4:00 p.m., Central Time, on             day,                  , 2005. If you have any questions after reading the enclosed material, please call the conversion center at (XXX) XXX-XXXX, Monday through Friday, between the hours of 10:00 a.m. and 4:00 p.m., Central Time and ask for a Sandler O’Neill representative.

We have been asked to forward these documents to you in view of certain requirements of the securities laws of your jurisdiction. We should not be understood as recommending or soliciting in any way any action by you with regard to the enclosed material.

Sandler O’Neill & Partners, L.P.

The shares of common stock offered in the reorganization are not savings accounts or deposits and are not insured or guaranteed by Equitable Federal Savings Bank, Equitable Financial MHC, Equitable Financial Corp., the Federal Deposit Insurance Corporation or any other government agency.

This is not an offer to sell or a solicitation of an offer to buy common stock. The offer is made only by the prospectus.

Enclosure

[Equitable Federal Savings Bank]

Dear Member:

As a follow-up to our recent mailing, this is to remind you that your vote is very important.

The Board of Directors of Equitable Federal Savings Bank has voted unanimously in favor of a plan of reorganization and stock issuance to reorganize from a mutual savings bank into the mutual holding company form of organization. As part of this reorganization, Equitable Financial Corp., a stock holding company to be formed by Equitable Federal Savings Bank, is offering shares of its common stock to the public. After the offering, the public will own a minority of the shares of Equitable Financial Corp. and Equitable Financial MHC, a mutual holding company to be formed by Equitable Federal Savings Bank, will own a majority of the shares of Equitable Financial Corp.

As part of the offering and in furtherance of Equitable Federal Savings Bank’s long-standing commitment to its local community, Equitable Federal Savings Bank intends to establish and fund, through a contribution of cash and shares of our common stock, a charitable foundation to be known as Equitable Bank Charitable Foundation. The foundation will be dedicated to the promotion of charitable purposes within the communities in which Equitable Federal Savings Bank operates.

To accomplish the reorganization and establish and fund the foundation, your participation is extremely important. On behalf of the Board, I ask that you help us meet our goal by reading the enclosed material and then casting your vote in favor of the plan of reorganization and in favor of the foundation and mailing your signed proxy card immediately in the enclosed              postage-paid envelope marked “PROXY RETURN.” If you have an IRA or other Qualified Retirement Plan account for which Equitable Federal Savings Bank acts as trustee and we do not receive a proxy from you, Equitable Federal Savings Bank, as trustee for such account, intends to vote in favor of the plan of reorganization and in favor of the foundation on your behalf. If you have more than one account, you may receive more than one proxy. Please vote by returning all proxy cards received.

Let me assure you that:

•	deposit accounts will continue to be federally insured after the reorganization to the same extent permitted by law;

•	existing deposit accounts and loans will not undergo any change as a result of the reorganization; and

•	voting for approval of either the plan of reorganization or the foundation will not obligate you to buy any shares of common stock.

If you have any questions after reading the enclosed material, please call our conversion center at (XXX) XXX-XXXX, Monday through Friday, between the hours of 10:00 a.m. and 4:00 p.m., Central Time.

Sincerely,

Richard L. Harbaugh
President and Chief Executive Officer

The shares of common stock offered in the reorganization are not savings accounts or deposits and are not insured or guaranteed by Equitable Federal Savings Bank, Equitable Financial MHC, Equitable Financial Corp., the Federal Deposit Insurance Corporation or any other government agency.

This is not an offer to sell or a solicitation of an offer to buy common stock. The offer is made only by the prospectus.

PROXY REQUEST

LOGO

WE NEED YOUR VOTE

Dear Customer of Equitable Federal Savings Bank:

Your vote on our plan of reorganization and stock issuance and on the foundation has not yet been received. Your vote is very important to us. Please vote and mail the enclosed proxy today. If you have more than one account you may receive more than one proxy. Please complete and mail all proxies you receive.

Remember: Voting does not obligate you to buy stock. Your Board of Directors has approved the plan of reorganization and the foundation and urges you to vote in favor of both. Your deposit accounts or loans with Equitable Federal Savings Bank will not be affected in any way. Deposit accounts will continue to be federally insured to the legal maximum.

A postage-paid envelope is enclosed with the proxy card. If you have any questions, please call our conversion center at (XXX) XXX-XXXX.

Sincerely,

Richard L. Harbaugh
President and Chief Executive Officer

Please vote today by returning all proxy cards received.

If you have more than one account, you may receive more than one proxy.

Please complete and mail all proxies you receive.

LOGO

Please Support Us

Vote Your Proxy Card Today

If you have more than one account, you may have received more than one proxy depending upon the ownership structure of your accounts. Please vote, sign and return all proxy cards that you received.

[Equitable Financial Corp.]

                        , 2005

Dear                     :

We are pleased to announce that the Board of Directors of Equitable Federal Savings Bank has voted in favor of a plan of reorganization and stock issuance to reorganize from a mutual savings bank into the mutual holding company form of organization. As part of this reorganization, Equitable Financial Corp., a stock holding company to be formed by Equitable Federal Savings Bank, is offering shares of its common stock to the public. After the offering, the public will own a minority of the shares of Equitable Financial Corp. and Equitable Financial MHC, a mutual holding company to be formed by Equitable Federal Savings Bank, will own a majority of the shares of Equitable Financial Corp.

To learn more about the reorganization and stock offering, you are cordially invited to join members of our senior management team at a community meeting to be held on         at 7:00 p.m. at                                     .

A member of our staff will be calling to confirm your interest in attending the meeting.

If you would like additional information regarding the meeting or our reorganization, please call our conversion center at (XXX) XXX-XXXX, Monday through Friday between the hours of 10:00 a.m. to 4:00 p.m., Central Time.

Sincerely,

Richard L. Harbaugh
President and Chief Executive Officer

The shares of common stock offered in the reorganization are not savings accounts or deposits and are not insured or guaranteed by Equitable Federal Savings Bank, Equitable Financial MHC, Equitable Financial Corp., the Federal Deposit Insurance Corporation or any other government agency.

This is not an offer to sell or a solicitation of an offer to buy common stock. The offer is made only by the prospectus.

(Printed by Conversion Center)